UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

HealthLynked Corp.

(Exact name of registrant as specified in charter)

Nevada	000-55768	47-1634127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1265 Creekside Parkway, Suite 302, Naples FL 34108

(Address of principal executive offices)

(800) 928-7144

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

Effective January 15, 2025, HealthLynked Corp., a Nevada corporation (the “Company”), appointed Jeremy Daniel, age 48, as its part-time Chief Financial Officer, effective immediately. Mr. Daniel has also served as Chief Financial Officer for Innoveren Scientific, a publicly traded biotech firm, since 2019.

Before his time at Innoveren, Mr. Daniel held the positions of Chief Financial Officer at Regenerative Medicine Solutions (2013-19) and at Sleep Apnea Treatment Centers of America, and Controller for Omnicare (2012-14).

Mr. Daniel holds a Master of Business Administration in Business Administration from Xavier University and a Bachelor of Business Administration and Accounting from The University of Cincinnati. Mr. Daniel is also a Certified Public Accountant.

The Company and Mr. Daniel have agreed that Mr. Daniel will work two days per week and his base salary will be $66,000 per year.

There are no arrangements or understandings between Mr. Daniel and any other person pursuant to which he was selected for his position. In addition, there are no family relationships between Mr. Daniel and any directors or executive officers of the Company, and no transactions are required to be reported under Item 404(a) of Regulation S-K between Mr. Daniel and the Company.

Departure of Chief Financial Officer

Effective January 15, 2025, David Rosal tendered his resignation as Chief Financial Officer of the Company. Mr. Rosal’s resignation is not a result of any disagreement between himself and the Company, its management, the Company’s Board of Directors (the “Board”) or any committee of the Board. The Company appreciates Mr. Rosal’s diligent service as Chief Financial Officer.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 of this Current Report on Form 8-K is a press release issued by the Company with regard to Mr. Daniel’s appointment as Chief Financial Officer. The press release shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in any such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated January 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHLYNKED CORP.

Date: January 15, 2025	/s/ Michael Dent
Michael Dent
Chief Executive Officer and Chairman

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